UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 30, 2010

Old Dominion Freight Line, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	0-19582	56-0751714
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Old Dominion Way, Thomasville, North Carolina		27360
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(336) 889-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 2, 2010, Old Dominion Freight Line, Inc. issued a press release announcing that its Board of Directors approved a three-for-two stock split, which will be effected in the form of a 50% stock dividend. The new shares will be distributed on August 23, 2010, to shareholders as of the close of business on the record date, August 9, 2010. A copy of this press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. 99.1 - Press Release dated August 2, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Dominion Freight Line, Inc.

August 2, 2010	By:	/s/ John P. Booker, III

Name: John P. Booker, III
Title: Vice President - Controller (Principal Accounting Officer)

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 2, 2010